EXHIBIT 10.1





CORPDAL:92926.1 08099-00002

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                            SPAGHETTI WAREHOUSE, INC.

                  DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES

This Agreement, entered into effective October 25, 1994, establishes the Spaghetti Warehouse, Inc. Deferred Compensation Plan for Key Employees (hereafter "Plan"), an unfunded, nonqualified, deferred compensation plan, designed primarily to provide additional benefits to Eligible Employees (as defined below) in order to attract and retain such employees.


SECTION ONE   DEFINITIONS
-----------   -----------

     "Account" shall mean a Participant's Interest Account, and CSU Account, individually and collectively, as the context requires, provided that the use of the term Account hereunder shall not be construed as entitling such Participant to an Accrued Benefit based on more than one of his two Accounts at the time of reference and, without limitation, when it is necessary to distinguish among the two types of his Accounts, reference shall be made to the specific type of Account.

     "Accrued Benefit" shall mean the Value of whichever of a Participant's Interest Account or CSU Account has the greatest Value as of the Valuation Date coincident with or next preceding the date of reference.

     "Administrator" shall mean the person(s) designated to administer the Plan pursuant to Section Two.

     "Beneficiary" shall mean the person(s), entity or entities described in Section Eleven.

     "Change in Control" shall be deemed to occur on such date as any one person (or group of persons which are acting in concert) shall own (directly or indirectly) or control (directly or indirectly) 51% or more of the issued and outstanding Stock of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Common Share Units" or "CSU" shall mean the hypothetical Shares credited to each Participant's CSU Account at the time of reference.

     "Company" shall mean Spaghetti Warehouse, Inc., a Texas corporation.

     "Compensation" shall mean the amounts which would (but for the Pre-Tax Contributions hereunder) be paid to the Participant by his Employer with respect to the Payroll Period of reference (such payment customarily being paid on the Friday after such Payroll Period), and from which the Pre-Tax Contributions will be deducted.




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     "Considered  Compensation"  shall  mean  the  Quotient  of a  Participant's annualized basic rate of salary (i.e. without limitation, excluding all special payments including bonuses and without taking into account any actual or
potential  reductions  in  such  salary  for  any  purpose,   including  without
limitation, any Pre-Tax Contributions hereunder) on the first day of the Plan Year of reference, divided by twenty-six (26).

     "CSU Account" shall mean the Account, established in the name of each Participant on the Employer's books, which is credited with the Shares attributable to such Participant's Pre-Tax Contributions, and reinvested dividends, and debited with distributions, as provided herein.

     "Declaration of Hardship" shall mean the written request, and sworn declaration, filed by a Participant with the Administrator setting forth the basis for such Participant's receipt of a Hardship Distribution.

     "Deemed Dividends" shall mean, with respect to each Participant's CSU Account, the product of (a) each cash dividend declared with respect to a Share, multiplied by (b) the number of CSUs in such Participant's CSU Account as of the Valuation Date occurring during the Payroll Period in which the dividend is declared.

     "Designated Subsidiaries" shall mean the Subsidiaries that have been designated by the Governing Authority from time to time in its sole discretion as eligible to adopt this Plan for the benefit of their Eligible Employees.

     "Earnings" shall mean, and shall be credited to each Interest Account on each Valuation Date occurring during the Plan Year of reference, an amount equal to the product of (i) the Value of a Participant's Interest Account as of the immediately preceding Valuation Date, and (ii) the quotient of (x) the one (1) year London Interbank Offered Rate ("LIBOR") as reported in the Wall Street Journal as of the first business day of the Plan Year during which occurs such Valuation Date plus one percent (1%), divided by (y) twenty-six (26).

     "Effective Date" shall mean January 1, 1995.

     "Eligible Employee" shall mean an Employee who is either (a) a member of management of the Employer or is a highly compensated employee of the Employer, or (b) an officer of the Employer, and, is designated (in its sole discretion) by the Administrator, in writing, as an Eligible Employee.

     "Employee" shall mean an employee of the Employer as determined under the books and records of the Employer.

     "Employer" shall mean, collectively, the Company and each Designated Subsidiary.

     "Enrollment Form" shall mean a written agreement between the Company and the Participant in which the Participant agrees to a reduction of his Compensation, with such amounts to be credited to his Interest Account. The Enrollment Form shall be in a form acceptable to the Administrator and shall be entered into at least 30 days prior to the Entry Date to which it applies, and shall thereafter remain in effect until changed in the manner provided herein.


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     "Entry Date" shall mean the first day of each Quarter.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Fair Market Value" of a Share on the Valuation Date of reference shall be the closing price of Stock on such date, which shall be (i) if the Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Stock on such exchange as reported in any newspaper of general circulation, (ii) if the Stock is quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing bid and asked quotations for such day of the Stock on such system or (iii) if neither clause (i) nor (ii) is applicable, a value determined by any fair and reasonable means prescribed by the Governing Authority.

     "Governing Authority" shall mean the Board of Directors of the Company.

     "Hardship" shall mean an unforeseeable emergency that would result in severe financial hardship to the Participant, if early withdrawal were not permitted, and which results from (i) the purchase of a primary residence, (ii) a sudden and unexpected illness or accident, (iii) loss of property (including casualty loss, foreclosure of primary residence, and eviction from primary residence), or (iv) other extraordinary events beyond the Participant's control.

     "Hardship Withdrawal" shall mean the withdrawal made by reason of a Hardship in accordance with the provisions of Section Ten.

     "Interest Account" shall mean the Account, established in the name of each Participant on the Employer's books, which is credited with Pre-Tax Contributions and Earnings, and debited with distributions, all as provided herein.

     "Participant" shall mean each person who has an Accrued Benefit at the time of reference.

     "Payroll Period" shall mean each of the 26 two week periods during a Plan Year with respect to which Participants are paid Compensation.

     "Plan" shall mean this Spaghetti Warehouse, Inc. Deferred Compensation Plan for Key Employees, as set forth in this document and subsequent amendments.

     "Plan Year" shall mean the Company's fiscal year.

     "Pre-Tax Contribution" shall mean the reductions in a Participant's Compensation, and the crediting of such amounts hereunder.


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     "Quarter"  shall mean each of the fiscal quarters  occurring  during a Plan
Year.

     "Separation" shall mean a person's ceasing to be an Eligible Employee by reason of a termination of employment with the Employer for any reason (including death or disability).

     "Shares" shall mean shares of Stock.

     "Stock" shall mean the common stock, $0.01 par value per share, of the Company.

     "Value" shall mean the value of an Account, determined as provided hereunder, as reflected on the properly kept books of the Employer at the time of reference.

     "Valuation Date" shall mean the first Friday of each Payroll Period.



SECTION TWO   ADMINISTRATION
-----------   --------------

     (a) Employer Duties. The Employer shall, upon request or as may be specifically required under the Plan, furnish or cause to be furnished all of the information or documentation in its possession or control which is necessary or required by the Administrator to perform its duties and functions under the Plan.

     (b) Governing Authority Duties. The Governing Authority shall, upon request by the Administrator or as may be specifically required under the Plan, furnish or cause to be furnished all of the information or documentation in its possession or control which is necessary or required by the Administrator to perform its duties and functions under the Plan.

     (c) Appointment of Administrator. The Governing Authority may appoint in writing one or more persons to serve as Administrator.

     Any Administrator appointed hereunder who shall be an Employee shall serve without compensation; and such person shall automatically cease to be an Administrator upon his or her termination of employment by the Employer. An Administrator may resign at any time by giving thirty (30) days' prior written notice to the Employer's Governing Authority. The Employer may remove an Administrator at any time by written notice, and may appoint a successor Administrator.

         If at any time there shall be two (2) or more persons acting as Administrator, such persons shall conduct the business of the Administrator by meetings, held from time to time at their discretion, and the actions of the Administrator shall be determined by majority vote, which may be made by telephone, wire, cable or letter; and the Administrator may designate, in writing, one (l) or more of its members who shall have authority to sign or certify that any action taken by the Administrator represents the will of, and is binding on, the Administrator.

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CORPDAL:92926.1 08099-00002

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     The  Administrator  shall  acknowledge  the assumption of his or her duties hereunder in writing, or shall endorse a copy of this Plan.

     In the event the Administrator has not been effectively appointed hereunder at the time of reference, the Company shall act as the Administrator.

     (d) Duties of Administrator. The Administrator shall be responsible for establishing and carrying out the objectives of the Plan, in accordance with its terms, for the exclusive benefit of its Participants.

     (e)  Powers  of  Administrator.  The  Administrator  shall  have  sole  and exclusive authority and responsibility for administering, construing and interpreting the Plan. The Administrator shall have all powers and discretion as may be necessary to discharge its duties and responsibilities under this Plan, including, but not by way of limitation, the power (i) to interpret or construe the Plan, (ii) to make rules and regulations for the administration of the Plan,
(iii) to determine all questions of eligibility, status and other rights of Participants, Beneficiaries and other persons, (iv) to determine the amount, manner and time of the payment of any benefits under this Plan, and (v) to resolve any dispute which may arise under this Plan involving Participants or Beneficiaries. The Administrator may engage agents to assist it and may engage legal counsel, who may be counsel for the Employer. The Administrator shall not be responsible for any action taken or not taken on the advice of such counsel.

     Any action on matters within the discretion of the Administrator shall be final and conclusive as to all persons affected. The Administrator shall at all times endeavor to exercise its discretion in a non-discriminatory manner.

     No member of the Administrator shall vote or act upon any matter involving his own rights, benefits or other participation under this Plan, and in such case, the remaining member or members of the Administrator shall appoint a member pro-tem to act in the place of the interested member; provided, however, that if all members of the Administrator shall be disqualified under this paragraph with regard to one or more matters, the Chief Financial Officer of the Company shall appoint a qualifying person(s) to be the Administrator with regard to such matters.

     (f) Bond and Expenses of Administrator. The Administrator shall serve without bond unless state or federal statutes require otherwise, in which event the Employer shall pay the premium. The expenses of the Administrator shall be paid by the Employer. Such expenses shall include all expenses incident to the functioning of the Administrator, including, but not by way of limitation, fees of accountants, counsel and other specialists and other costs of administering the Plan.

         (g) Administrator Records and Reports. The Administrator shall maintain adequate records of all of its proceedings and acts and all such books of account, records, and other data as may be necessary for administration of the Plan. The Administrator shall make available to each Participant upon his request such of the Plan's records as pertain to him for examination at reasonable times during normal business hours.


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     (h) Reliance on Tables. In administering the Plan, the Administrator  shall be entitled to the extent  permitted by law to rely  conclusively on all tables,
valuations,   certificates,   opinions  and  reports   which  are  furnished  by
accountants, legal counsel or other experts employed or engaged by the Administrator.


SECTION THREE  PARTICIPANTS
-------------  ------------

     (a) Eligibility. Only an Employee designated in writing as an Eligible Employee on a list maintained by the Administrator (and communicated in writing to the Employee in question) can become a Participant in this Plan.

     (b)  Participation.   An  Eligible  Employee  shall  become  a  Participant
hereunder by completing an Enrollment Form and filing it with the Administrator.

     (c) Agreement to Be Bound. By becoming a Participant, each Eligible Employee shall for all purposes be deemed conclusively to have assented to the provisions of this Plan and to all amendments to this Plan.


SECTION FOUR  CONTRIBUTIONS
------------  -------------

     (a)  Election.  An Eligible  Employee,  or  Participant,  may elect to make
Pre-Tax Contributions hereunder by filing an Enrollment Form with the Administrator at least 30 days (or the at any time prior to the Entry Date if employed less than 45 days prior to the Entry Date of reference) prior to the Entry Date after which such Pre-Tax Contributions will be deducted from his Compensation, and such election will remain in full effect until a new Enrollment Form is properly filed with the Administrator. Only the last Enrollment Form delivered to the Administrator on or before the required delivery date will be considered the Enrollment Form of the Participant with respect such Entry Date for purposes of the preceding sentence.

     (b) Amount of Pre-Tax Contribution Elected. The Enrollment Form shall allow a Participant to elect to reduce his Compensation (and make a Pre-Tax Contribution) by an amount equal to the product of (x) any whole percentage which does not exceed twenty-five percent (25%), and (y) his Considered Compensation.

     (c) Furnishing of Enrollment Forms. The Administrator automatically shall provide an Enrollment Form to each Employee within a reasonable time after becoming an Eligible Employee, and also shall provide an Enrollment Form to each


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Participant  within  a  reasonable  time  after  receiving  a  request  for such
Enrollment Form.


SECTION FIVE  ACCOUNTS
------------  --------

     The Employer shall maintain an Interest Account and a CSU Account in the name of each Participant, and to which shall be debited and credited the following amounts and CSUs:

     (a) Pre-Tax Contributions Credits to Interest Account. The Administrator shall credit each Participant's Interest Account as of each Valuation Date with a dollar amount equal to the Participant's Pre-Tax Contributions for the immediately preceding Payroll Period.

     (b) CSU Credits to CSU Account. The Administrator shall credit each Participant's CSU Account as of each Valuation Date with that number of CSUs which are equal to the quotient of (i) divided by (ii), where (i) is the amount of the Participant's Pre-Tax Contributions with respect to, and any Deemed Dividends credited during, the immediately preceding Payroll Period, and (ii) is the Fair Market Value of a Share on such Valuation Date.

     (c) Earnings Credited to Interest Account. The Administrator shall credit each Participant's Interest Account as of each Valuation Date with its Earnings.

     (d) Quarterly Statements. Within 30 days after the end of each Quarter, the Administrator shall furnish each Participant with a statement of his Account showing the Value of his Account as of the last Valuation Date occurring during such Quarter.


SECTION SIX   VESTING
-----------   -------

     A Participant shall always be one hundred percent (100%) vested in his Accrued Benefit.


SECTION SEVEN  PAYMENT
-------------  -------

     The Participant's Accrued Benefit shall be paid to the Participant by the Employer within a reasonable time (not to exceed 30 days) after the first
Valuation Date following his Separation, and such distribution shall be in Shares or in cash determined as follows:

     (a) CSU Account Has Greater Value. In the event the Participant's CSU Account has a greater Value than his Interest Account on the Valuation Date of reference, then the distribution shall consist of the number of Shares equal to the number of CSUs credited to his CSU Account on such Valuation Date.

     (b) Interest Account Has Greater Value. In the event the Participant's Interest Account has a greater Value than his CSU Account on the Valuation Date of reference, then the distribution shall be in cash in an amount equal to the Value of his Interest Account.


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SECTION EIGHT  SOURCE OF PAYMENT
-------------  -----------------

     In the event a Participant's Accrued Benefit (including, without limitation, a Hardship Withdrawal) shall be paid in the form of Shares, such payment will be made using Shares from the Company's authorized but unissued, or Treasury, Shares; provided, without limitation, that no special or separate fund or segregation of Shares shall be made to assure such payments in such a way as to make this Plan a "funded" plan for purposes of ERISA or the Code; provided, however, that the Employer may, in its sole discretion, establish a bookkeeping reserve to meet its obligations under the Plan.

     Nothing contained in the Plan shall create or be construed to create a trust of any kind, and nothing contained in the Plan nor any action taken pursuant to the provisions of the Plan shall create or be construed to create a fiduciary relationship between the Employer and a Participant, Beneficiary, employee or other person. To the extent that any person acquires a right to receive payments from the Employer under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer.

     For purposes of the Code, the Employer intends this Plan to be an unfunded, unsecured promise on the part of the Employer to pay in the future. For purposes of ERISA, the Employer intends the Plan to be an unfunded plan primarily for the benefit of a select group of management or highly compensated employees of the Employer for the purpose of qualifying the Plan for the "top hat" plan exception under sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.


SECTION NINE  PROVISIONS RELATING TO THE CSUs CREDITED TO THE CSU ACCOUNT
------------  -----------------------------------------------------------

     (a) Adjustments Upon Changes in Capitalization. If a stock dividend, stock split, spinoff, recapitalization, merger, consolidation, exchange of shares or the like, occurs during any Payroll Period, as a result of which shares of any class shall be issued in respect to Shares, or such Shares shall be changed into a different number of the same or another class or classes, the number of CSUs credited to the CSU Accounts of Participants and the calculation of the Fair Market Value of such CSUs shall be appropriately adjusted by the Administrator in a manner that in its sole discretion will make the CSUs have a Fair Market Value after such event which is equal to the Fair Market Value of the Shares immediately prior to such event.

     (b) Conditions upon Issuance of Shares. Shares shall not be issued unless such issuance and delivery shall comply with all applicable provisions of law, domestic or foreign, and the requirements of any stock exchange upon which the Shares may then be listed, including, in each case the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which may include a representation and warranty from the Participant that the Shares are being acquired only for investment for his own account and without any present intention to publicly sell or distribute such Shares without an exemption from or compliance with applicable securities laws.


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     (c) Voting and  Registration.  A  Participant  will have no  beneficial  or record interest or voting right in or other privileges relating to Shares as a result of the crediting of CSUs to his CSU Account, and will obtain such rights and privileges only upon the issuance of a certificate representing the equivalent Shares.

     (d) Execution of Receipts and Releases. Any payment or any issuance or transfer of Shares to any person shall be in full satisfaction of all claims hereunder against the Plan, and the Administrator may require such person, as a condition precedent to receiving delivery of Shares, to execute a receipt and release therefor in such form as it shall determine.


SECTION TEN   HARDSHIP WITHDRAWALS
-----------   --------------------

     (a) Amount of Hardship Withdrawal. A Participant who has a Hardship, as established by the filing of a written Declaration of Hardship with the Administrator, may make a Hardship Withdrawal of all, but not less than all, of his Accrued Benefit.

     (b) Penalty Limitation on Pre-Tax Contributions. In the event of a Hardship Withdrawal, the withdrawing Participant's Pre-Tax Contributions automatically will be discontinued effective with the Payroll Period immediately following the filing of the Declaration of Hardship, and such Participant shall not be entitled to recommence Pre-Tax Contributions until the first Entry Date following the first anniversary of the filing of the Declaration of Hardship.


SECTION ELEVEN  DESIGNATION OF BENEFICIARIES
--------------  ----------------------------

     (a) Designation by Participant. A Participant's written designation of one or more persons or entities as his Beneficiary shall operate to designate the Participant's Beneficiary under this Plan. The Participant shall file with the Administrator a copy of his Beneficiary designation under the Plan on a form supplied to the Participant by the Administrator. The last such designation received by the Administrator shall be controlling, and no designation, or change or revocation of a designation shall be effective unless received by the Administrator prior to the Participant's death.

     (b) Lack of Designation. If no Beneficiary designation is in effect at the time of a Participant's death, if no designated Beneficiary survives the Participant or if the otherwise applicable Beneficiary designation conflicts with applicable law, the Participant's estate shall be the Beneficiary. The Administrator may direct the Employer to retain any unpaid Accrued Benefit, without liability for any interest, until all rights to the unpaid Accrued Benefit are determined. Alternatively, the Administrator may direct the Employer to pay such Accrued Benefit into any court of appropriate jurisdiction. Any such payment shall completely discharge the Employer of any liability under the Plan.


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SECTION TWELVE  AMENDMENT, TERMINATION AND CHANGE IN CONTROL
--------------  --------------------------------------------

     (a) Amendment or Termination. The Plan may without cause and without prior notice be amended, suspended or terminated, in whole or in part, by the Governing Authority, but no such action shall retroactively impair the rights of any person to payment of their Accrued Benefit as determined immediately prior to the later of the date of adoption, or the effective date, of such amendment, suspension, or termination, provided further that the Plan may be amended by the Administrator with respect to any matters which the Administrator reasonably concludes involve primarily clarification of one or more provisions the Plan, or relate primarily to Plan administration.

     (b) Termination, Suspension or Change in Control. Without limiting the generality of any other provision hereof, if either (i) the Plan is suspended for more than six months, (ii) benefits under the Plan are substantially reduced prospectively, or the Plan is terminated, or (iii) the Company experiences a Change in Control, each Participant shall have the right, for a period commencing on (x) the occurrence of any actions or occurrences described in (i) through (iii), and ending on (y) the determined day following written receipt of notice of the actions or occurrences described in (i) through (iii), to elect, in a writing filed with the Administrator, to have the full amount of his Accrued Benefit distributed to him in the same manner as it would be distributed had he Separated on the date he files such election with the Administrator.


SECTION THIRTEEN  GENERAL PROVISIONS
----------------  ------------------

     (a) No Assignment. The right of any Participant or other person to the payment of the Accrued Benefit shall not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section Eleven with respect to designations of Beneficiaries. If any person shall attempt to assign, transfer, pledge or encumber any portion of his Accrued Benefit, or if by reason of his bankruptcy or other event happening at any time any such payment would be made subject to his debts or liabilities or would otherwise devolve upon anyone else and not be enjoyed by him or his Beneficiary, the Administrator may, in its sole discretion, terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of such person, his spouse, children or other dependents, or any other persons deemed to be the natural objects of his bounty, or any of them, in such manner as the Administrator may deem proper.

     (b) Incapacity. If the Administrator shall find that any person is unable to care for his affairs because of illness or accident or is a minor, any payment due (unless a prior claim for such payment shall have been made by a


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duly appointed guardian, committee or other legal representative) may be paid to his spouse, a child, a parent, or a brother or sister, or any other person deemed by the Administrator, in its sole discretion, to have incurred expenses for such person otherwise entitled to payment, in such manner and proportions as the Administrator may determine. Any such payment shall be a complete discharge of the liabilities of the Employer under the Plan as to the amount paid.

     (c) Information Required. Each Participant shall file with the Administrator such pertinent information concerning himself and his Beneficiary as the Administrator may specify, and no Participant or Beneficiary or other person shall have any rights or be entitled to any benefits under the Plan unless such information has been filed by, or with respect to, him.

     (d) Election by Participant. All elections, designations, requests, notices, instructions and other communications from a Participant, Beneficiary or other person to the Administrator required or permitted under the Plan shall be in such form as is prescribed from time to time by the Administrator, shall be mailed by first-class mail or delivered to such location as shall be specified by the Administrator and shall be deemed to have been given and delivered only upon actual receipt by the Administrator at such location.

     (e) Notices by Administrator. All notices, statements, reports and other communications from the Administrator to any Employee, Eligible Employee, Participant, Beneficiary or other person required or permitted under the Plan shall be deemed to have been duly given when delivered to, or when mailed first-class mail, postage prepaid and addressed to, such Employee, Eligible Employee, Participant, Beneficiary or other person at his address last appearing on the records of the Employer.

     (f) No Employment Rights. Neither the Plan nor any action taken under the Plan shall be construed as giving to any person the right to be retained in the employ of the Employer or as affecting the right of the Employer to dismiss any employee at any time, with or without cause.

     (g) Withholding of Taxes. The Employer shall deduct (i) from the Participant's nondeferred Compensation any amount required to be paid by the Participant, as of the effective date of reducing his Compensation hereunder, as a Federal or state tax; and (ii) from the Shares or cash distributed hereunder a number of Shares or cash having a Fair Market Value (as determined hereunder) on such distribution date equal to any amounts required to be paid or withheld by the Employer or Administrator with respect to Federal or state taxes which has not been reimbursed to the Employer or Administrator in cash by the Participant on or before the date of distribution. By his participation in the Plan, each Participant agrees to all such deductions.

     (h) Waivers. Any waiver of any right granted pursuant to this Plan shall not be valid unless the same is in writing and signed by the party waiving such right. Any such waiver shall not be deemed to be a waiver of any other rights.

CORPDAL:92926.1 08099-00002

     (i) Benefit. This Plan and the rights and obligations under this Plan shall be binding upon all parties and inure to the benefit of only the Participants, Beneficiaries and their respective legal representatives.

     (j) Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.

     (k) Records. Records of the Company as to any matters relating to this Plan will be conclusive on all persons.

     (l) Interpretations and Adjustments. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within the Governing Authority's or Administrator's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

     (m) No Rights Implied. All payroll deductions received or held by the Employer as a result of participation in the Plan may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate such payroll deductions. Nothing contained in this Plan or any modification or amendment to the Plan or in the creation of any Account, or the issuance of any Shares under the Plan, shall give any Employee any right to continue employment or any legal or equitable right against the Company or any officer, director, or Employee of the Company, except as expressly provided by the Plan.

     (n) Information. The Company shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Governing Authority and/or Administrator to perform its duties and functions under the Plan. The Company's records as to the current information the Company furnishes to the Governing Authority and/or Administrator shall be conclusive as to all persons.

     (o) No Liability for Good Faith Determinations. Neither the members of the Governing Authority nor the Administrator (nor their respective delegatee) shall be liable for any act, omission, or determination taken or made with respect to the Plan which is not judicially determined to be due to willful misconduct, and members of the Governing Authority and the Administrator (and their delegatee) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of willful misconduct) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

     (p) Severability. In case any one or more of the provisions contained in this Plan shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in this Plan shall not in any way be affected or impaired.

                                       12


CORPDAL:92926.1 08099-00002

     (q) Captions and Gender. The captions preceding the Sections and subsections of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of this Plan. Where the context admits or requires, words used in the masculine gender shall be construed to include the feminine and the neuter also, the plural shall include the singular, and the singular shall include the plural.

     (r) Choice of Law. The Plan and all rights under this Plan shall be governed by and construed IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, except to the extent preempted by ERISA.



     IN WITNESS WHEREOF, the Employer has executed this Plan as of this 25th day of October, 1994.


                                                 SPAGHETTI WAREHOUSE, INC.



                                                 By: /s/H.G. Carrington, Jr.
                                                     ---------------------------
                                                     Its:  Senior Vice President
                                                           ---------------------



                                 ACKNOWLEDGEMENT

     The undersigned hereby agrees to serve as Administrator of this Plan.

     Dated as of this 25th day of October, 1994.



                                       /s/Robert E. Bodnar
                                       -----------------------------------------
                                       Director - Budgeting & Financial Planning



                                       -----------------------------------------



                                       -----------------------------------------



                                       13


CORPDAL:92926.1 08099-00002

                                 FIRST AMENDMENT
                                     TO THE
                            SPAGHETTI WAREHOUSE, INC.
                  DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES


     This First Amendment to the Spaghetti Warehouse, Inc. Deferred Compensation Plan For Key Employees ("Plan") made and entered into effective as of the 30th Day of December 1996.

                              W I T N E S S E T H:

     WHEREAS,   Spaghetti  Warehouse,  Inc.  ("Company")  established  the  Plan effective October 25, 1994; and

     WHEREAS, the Board of Directors ("Governing Authority") has the right under Section Twelve (a) to amend the Plan at any time with respect to substantive matters; and

     WHEREAS, the Governing Authority has authorized the modification of the definition of "Earnings" as set forth in Section I of the Plan; and

     WHEREAS, the Governing Authority has authorized the proper officers of the Company to sign this Second Amendment.

     NOW THEREFORE, The Plan Is Hereby Amended As Follows:

     I. Section I is amended effective January 1, 1997 by deleting the definition of Earnings, and the following substituted therefore:

     "Earnings" shall mean, and shall be credited to each Interest Account on each Valuation Date occurring during the Plan Year of reference, an amount equal to the product of (i) the Value of a Participant's Interest Account as of the immediately preceding Valuation Date, and (ii) the quotient of
     (x) (a) the one (1) year London Interbank Offered Rate ("LIBOR") as reported in the Wall Street Journal as of the first business day of the Plan Year during which occurs such Valuation Date ("First Business Day") plus a spread equal to the Company's LIBOR based borrowing spread in effect as of the First Business Day, less one-half percent, or (x) (b) the Prime Rate as published in the Wall Street Journal as of the First Business Day less one-half percent, divided by (y) twenty six (26), whichever is less.

     IN WITNESS WHEREOF, the Employer has executed this First Amendment to the Plan as of this 28 day of January, 1997.

                                            SPAGHETTI WAREHOUSE, INC.


                                            By: /s/H.G. Carrington, Jr.
                                                --------------------------------
                                                Title:  Executive Vice President


CORPDAL:92926.1 08099-00002

                                SECOND AMENDMENT
                                     TO THE
                            SPAGHETTI WAREHOUSE, INC.
                  DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES

     This  Second   Amendment  to  the  Spaghetti   Warehouse,   Inc.   Deferred
Compensation Plan For Key Employees ("Plan") made and entered into effective as of the 30th day of December 1996.

                              W I T N E S S E T H:

     WHEREAS,   Spaghetti  Warehouse,  Inc.  ("Company")  established  the  Plan effective October 25, 1994; and

     WHEREAS, the Board of Directors ("Governing Authority") has the right under Section Twelve (a) to amend the Plan at any time with respect to substantive matters; and

     WHEREAS, the Governing Authority has authorized the modification of the distribution provisions to allow participants the opportunity to receive installment payments of the amount deferred; and

     WHEREAS, the Governing Authority has authorized the proper officers of the Company to sign this First Amendment.

     NOW THEREFORE, The Plan Is Hereby Amended As Follows:

     I. Article I is amended effective January 1, 1997 by adding thereto the following:

          "Initial Deferral Election" shall mean the irrevocable election of the Participant, filed with the Administrator at least 30 days prior to the date of his Separation, to receive the payment of his Accrued Benefit 90 days after the Valuation Date following his Separation."

          "Installment Election" shall mean the irrevocable election of a Participant who has timely filed the Initial Deferral Election, filed with the Administrator not later than 30 days after Separation, to receive the payment of his Accrued Benefit in a lump sum, or in equal quarterly, semiannual, or annual, installments (as further described in Section Seven (b)) as of the corresponding Valuation Date(s), over the period, not to exceed Five (5) years, selected by the Participant."


CORPDAL:92926.1 08099-00002

     II. Section Seven shall be deleted in its entirety, and the following substituted therefore:


                             "SECTION SEVEN PAYMENT

               (a) Immediate Lump Sum Payment. Except as provided under (b) of this Section Seven, the Participant's Accrued Benefit shall be paid to the Participant by the Employer within a reasonable time (not to exceed 30 days) after the first Valuation Date following his Separation, and such distribution shall be in Shares or in cash determined as follows:

                    (1) CSU Account Has Greater Value. In the event the Participant's CSU Account has a greater Value than his Interest Account on the Valuation Date of reference, then the distribution shall consist of the number of Shares equal to the number of CSUs credited to his CSU Account on such Valuation Date.

                    (2) Interest Account Has Greater Value. In the event the Participant's Interest Account has a greater Value than his CSU Account on the Valuation Date of reference, then the distribution shall be in cash in an amount equal to the Value of his Interest Account.

               (b) Installment Payments. Where a Participant has filed a timely Initial Deferral Election, he shall be entitled to file an Installment Election at any time prior to the 30th day following his Separation designating the date(s) of distribution, and such distribution(s) shall be made in the manner selected by the Participant, in Shares or in cash, determined as follows:

                    (1) Date of Actual Distribution(s). The distribution(s) shall be made by the Employer as soon as reasonably possible following the Valuation Date as of which the distribution is required to be made.

                    (2) Amount of Installment  Payment(s).  The amount which the
               Participant shall receive on each of the payment dates described in (1) shall be equal to the greater of:

                         (x) CSU  Account Has  Greater  Value.  In the event the
                    Participant's CSU Account has a greater Adjusted Value than his Interest Account on the Valuation Date of reference, then the distribution shall consist of the product of (i) the number of CSUs credited to his CSU Account on such Valuation Date multiplied by (ii) the Distribution Factor for the distribution of reference.


CORPDAL:92926.1 08099-00002

                         (y) Interest  Account Has Greater  Value.  In the event
                    the Participant's Interest Account has a greater Adjusted Value than his CSU Account on the Valuation Date of reference, then the distribution shall be in cash in an amount equal to the product of (i) the Adjusted Value of his Interest Account, multiplied by (ii) the Distribution Factor for the distribution of reference

               "Adjusted Value" relates to the calculation of the Value of each Account on each date of distribution under (b)(1) above, and shall be calculated in the manner otherwise provided hereunder except, as of the date of each distribution, such Accounts shall be reduced:

               (i) in the case of the CSU Account, by the number of CSUs (i.e. Shares) equal to the product of (w) the CSUs credited to such CSU Account on such Valuation Date, multiplied by (x) the Distribution Factor for such date of distribution; and

               (ii) in the case of the Interest  Account,  by an amount equal to the product of (y) the Value of the Interest Account on such Valuation Date, multiplied by (z) the Distribution Factor for such date of distribution.

               "Distribution Factor" shall mean a fraction whose numerator is 1, and whose denominator is (i) the number of payments elected by the Participant on his Installment Election form, less (ii) the number of payments which have previously been made to Participant. Notwithstanding any other provision hereof, in the event of the death of the Participant prior to the completion of all installment payments, an immediate lump sum distribution of the Adjusted Value of his Accounts shall be made as if such date of death was the date of his Separation."

     IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date above written.

                                           SPAGHETTI WAREHOUSE, INC.


                                           By:  /s/H.G. Carrington, Jr.
                                                --------------------------------
                                                Title:  Executive Vice President


CORPDAL:92926.1 08099-00002